UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 29, 2016
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03           Amendments to Articles of Incorporation or Bye-laws.

On September 29, 2016, Arch Capital Group Ltd. (the “Company”) consummated its previously disclosed public offering of 18,000,000 Depositary Shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a 5.25% Non-Cumulative Preferred Share, Series E, of ACGL (the “Preferred Shares”). In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Preferred Shares, which Certificate of Designations was appended to the bye-laws of the Company in accordance with Bermuda law.

For a description of the Certificate of Designations governing the Preferred Shares, reference is made to the information set forth under the heading “Description of the Series E Preferred Shares” in the Company’s Prospectus Supplement, filed September 23, 2016, to the Prospectus, dated March 2, 2015, which constitutes a part of the Company’s Registration Statement on Form S-3 (File No. 333-202440), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

A legal opinion relating to the validity of the Preferred Shares is attached hereto as Exhibit 5.1.

ITEM 8.01           Other Events.

In connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (the “Deposit Agreement”), dated September 29, 2016, with American Stock Transfer & Trust Company, LLC, as depositary, registrar and transfer agent and as dividend disbursing agent and redemption agent, and the holders from time to time of the depositary receipts.

The Deposit Agreement has been included as Exhibit 4.3 hereto. The above description of the Deposit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

A legal opinion as to the Depositary Shares is attached hereto as Exhibit 5.2.

ITEM 9.01           Financial Statements and Exhibits.

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2016

ARCH CAPITAL GROUP LTD. By: /s/ Mark D. Lyons Name: Mark D. Lyons Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1	Certificate of Designations of 5.25% Non-Cumulative Preferred Shares, Series E
4.2	Form of Share Certificate evidencing 5.25% Non-Cumulative Preferred Share, Series E
4.3	Deposit Agreement, dated September 29, 2016, between Arch Capital Group Ltd., American Stock Transfer & Trust Company, LLC and the holders from time to time of the depositary receipts.
4.4	Form of Depositary Receipt
5.1	Opinion of Conyers Dill & Pearman Limited
5.2	Opinion of Cahill Gordon & Reindel LLP
23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)
23.2	Consent of Cahill Gordon & Reindel LLP (included as part of Exhibit 5.2)